UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2000

                    CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


Florida                                 0-27137                65-0509296
----------------------             --------------              ------------
(State or other jurisdiction       (Commission               (IRS Employer
   of incorporation)               file number)              Identification No.)


3135 S.W. Mapp Road
P.O. Box 268, Palm City, FL                                 34991
---------------------------                                 ------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (561) 287-5958
                                                    ---------------



                           f/k/a LUCID CONCEPTS, INC.
                       277 Royal Poinciana Way, Suite 192
                              Palm Beach, FL 33480
             ------------------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:
                                Donald F. Mintmire
                                Mintmire & Associates
                                265 Sunrise Avenue
                                Suite 204
                                Palm Beach, FL 33480
                                (561) 832-5696

     This Form 8-K/A amends the Form 8-K filed on January 12, 2000 by Clements Golden Phoenix Enterprises, Inc., a Florida corporation formerly known as Lucid Concepts, Inc. The purpose of this amendment to Form 8-K is to provide financial statements and the pro forma financial information for Clements Golden Phoenix Enterprises, Inc., a Florida corporation, as required by Item 7 of Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of business acquired.

     Pursuant to the requirements of Regulation S-X 210.3.05(b), the following are audited financial statements of Clements Golden Phoenix Enterprises, Inc., a Florida corporation, for the period from January 1, 1998 to December 31, 1998 and January 1, 1999 to December 31, 1999. The registrant acquired all of the outstanding capital stock of such entity on January 1, 2000.






                                TABLE OF CONTENTS


Independent Auditor's Report

FINANCIAL STATEMENTS                              PAGE
------------------------------                    -------

Balance Sheet                                     1
Statement of Income                               3
Statement of Retained Earnings                    4
Statement of Cash Flows                           5
Notes to Financial Statements                     6

                            Joan R. Staley, CPA, P.A.
                               2920 S.W. Mapp Road
                            Palm City, Florida 34990
                                 (561) 221-1273

                           INDPENDENT AUDITORS' REPORT


To the Board of Directors
Clements Citrus Sales of Florida, Inc.
Stuart, Florida

We have audited the accompanying balance sheet of Clements Citrus Sales of Florida, Inc., as of December 31, 1998, and the related statements of income, retained earnings, and cash flows for the year ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audi provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, inall material respects, the financial positions of Clements Citrus Sales of Florida, Inc., as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ Joan Stanley CPA PA
------------------------------
Feburary 7, 2000

                     Clements Citrus Sales of Florida, Inc.

                                  BALANCE SHEET
                                DECEMBER 31, 1998


      ASSETS
Current assets

          Cash and Equivalents                          $       1,401
          Loan Receivable-Shareholder                          52,295
          Interest Receivable-Shareholder                       4,184
          Note Receivable                                       7,500
          Display Items                                         8,598
                                                               ------

                      Total Current Assets                                 $ 73,978

Fixed Assets

          Computer Equipment                                    3,989
          Furniture & Fixtures                                  3,178
          Less accumulated depreciation                        (1,793)
                                                               --------

                      Total Fixed Assets                                      5,374

Other Assets

           Prepaid Membership Dues                             10,417
           Deposits Utilities                                     280
                                                               --------

                      Total Other Assets                                     10,697
                                                                             -------

TOTAL ASSETS                                                               $ 90,049
                                                                           =========







                 See accompanying notes to financial statements.

                     Clements Citrus Sales of Florida, Inc.

                                  BALANCE SHEET
                                DECEMBER 31, 1998

     LIABILITIES AND STOCKHOLDER'S EQUITY


Current Liabilities
           Accrued Interest Payable                      $    45,868
           Loan Payable-Rizzuti                               90,865
           Loan Payable-Loeffelbein                           43,667
           Loan Payable-Sellian                              320,000
           Loan Payable-Samartine                             39,630
                                                           ----------

                      Total Current Liabilities                            $540,030

Stockholders' Equity

           Common Stock , $1 par value,
               1000 shares authorized and 100 issued             100
           Paid in capital in excess of par value            804,159
           Retained Earnings                              (1,254,240)
                                                          ------------

                      Total Stockholder's Equity                           (449,981)
                                                                           ----------

TOTAL LIABILITIES AND  STOCKHOLDER'S  EQUITY                               $ 90,049
                                                                           ==========





                 See accompanying notes to financial statements.

                     Clements Citrus Sales of Florida, Inc.

                               STATEMENT OF INCOME

                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998

REVENUE
                        Total Revenue                       --0--

PURCHASES
            Purchases Fruit                            $    4,234
            Shipping                                        2,165
            Contract Labor                                  1,000
                                                           --------
                        Total Purchases                     7,399
                                                           --------

GENERAL AND ADMINISTRATIVE EXPENSES

            Advertising                                     4,227
            Automobile                                        478
            Bank Charge                                     1,052
            Depreciation                                    1,296
            Dues and Subscriptions                         14,979
            Donation                                        2,141
            Interest Expense                               41,388
            Insurance                                       2,463
            License, Permits & Fees                         1,170
            Management Fee                                139,829
            Market Research & Development                 665,882
            Miscellaneous                                     997
            Office                                          4,398
            Postage & Express Mail                          4,733
            Printing & Copies                               3,673
            Promotions - China                              3,400
            Rent                                            3,488
            Tax-Intangible                                     95
            Telephone                                      10,225
            Meals                                             540
            Utilities                                         377
                                                          ---------
                        Total Administrative Expenses     906,831
                                                          ---------

                        Total Expenses                    914,230
                                                          --------

OTHER INCOME
            Interest Income                                 4,184
                                                          --------

        Net  Loss                                      $ (910,046)
                                                         =========



                 See accompanying notes to financial statements.

                     Clements Citrus Sales of Florida, Inc.

                         STATEMENT OF RETAINED EARNINGS

                                DECEMBER 31, 1998






 Balance as of  January  1, 1998            $    (344,194)

 Net Loss                                        (910,046)

 Balance as of December 31, 1998            $  (1,254,240)
                                               ===========













                 See accompanying notes to financial statements.

                     Clements Citrus Sales of Florida, Inc.

                            STATEMENT OF CASH FLOWS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998



CASH FLOWS FROM OPERATING ACTIVITIES
          Net Loss                                               $ (910,046)
               Adjustments to reconcile net loss to net
               Cash provided by operating activities
               (Increase) decrease in:
                           Depreciation                               1,296
                           Receivable Interest                       (4,184)
                           Receivable SUSTA Program                 121,832
                           Note Receivable                           (7,500)
                           Display Items                             (8,598)
                           Prepaid Membership Fee                   (10,417)
                                       Increase (decrease)
                           Accrued Interest payable                  41,095
                                                                   ---------

NET CASH USED BY OPERATING ACTIVITIES                                           $ (776,522)

CASH FLOWS FROM INVESTING ACTIVITIES

                           Equipment                                 (2,194)
                                                                   ---------

NET CASH USED BY INVESTING ACTIVITIES                                               (2,194)

CASH FLOWS FROM FINANCING ACTIVITIES
               Loan Payable-Abrams                                 (207,000)
               Loan Payable-Rizzuti                                 (59,134)
               Loan Payable-Loeffelbein                              43,667
               Loan Payable-Sellian                                 320,000
               Loan Payable-Samartine                                39,630
               Additional Paid in Capital                           625,000
                                                                    --------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                          762,163
                                                                                   --------


NET DECREASE IN CASH                                                               (16,553)

CASH AT BEGINNING OF YEAR                                                           17,954
CASH AT END OF YEAR                                                             $    1,401
                                                                                   ========

            Supplemental information
                        Interest expense           $41,095





                 See accompanying notes to financial statements.

                     Clements Citrus Sales of Florida, Inc.

                                December 31, 1998

                          NOTES TO FINANCIAL STATEMENTS


Note 1 -  Summary Of Significant Accounting Policies:

Nature of Operations
Clements Citrus Sales of Florida, Inc., was incorporated in the State of Florida on August 5, 1997. The company operates as a Florida corporation with a goal of opening the China markets to Florida citrus industry. It has been working toward this end by committing to pursue the proven protocols of Chinese relations and negotiating to successfully obtain permission to send Florida citrus into China. The company is in its first full year and are pursuing these goals by acquiring the help of leading consultants in this field. The company is following the consultants lead in this endeavor.

The company hopes in the future to ship not only fresh fruit, but also to ship and store concentrate juice to China. The Chinese market has the potential to be the largest in the world.


Fixed Assets
Fixed assets are carried at cost. Depreciation of equipment is provided using the straight-line method. The rate is based on a useful life ranging from 3 to 10 years. Depreciation taken for the year ended December 31, 1998 is $ 1,296.


Income Taxes
The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore no provision for taxes have been made in these financial statements.


Cash
Cash is being held in a checking account except for a petty cash fund. The bank account does not pay interest.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

                     Clements Citrus Sales of Florida, Inc.

                                December 31, 1998

                          NOTES TO FINANCIAL STATEMENTS


Note 2 - Receivable SUSTA Program

Receivable SUSTA Program is a state program that has been setup to reimburse companies that make expenditure to promote the Florida Citrus industry. The Company submitted documentation on the expenses paid to promote the industry. However, no funds were allocated to reimburse the company. As of December 31, 1998, the amount submitted to the State of $ 121,832 were transferred to the Market Research and Development account.

Note 3 -  Loan Receivable Shareholder

Loan receivable shareholder is made up of funds to Harry T. Clements for various
personal   expenditures.   The   corporation  is  to  be  reimbursed  for  these
expenditure.

Note 4 - Accrued Interest Payable

Interest was accrued on the Loans Payable from four of the shareholders. The interest was calculated at 12% percent per annum and is payable on a semi-annual basis. Payment of interest is to be made when funds are available. The interest may be paid from stock subscription funds.

Note 5 - Loans Payable

Four of the shareholders have loaned the company money for advancement of the development of the Chinese citrus market. The promissory notes are with a stated interest rate of 12% per annum . The principal will be due and payable on demand. The interest will be paid when the corporation has income. The shareholders also paid additional capital for the benefit of promoting the company.

Note 6 - Leasing Arrangements

The company conducts its operations from facilities that are leased under a month to month operating lease. The rental area also is Mr. Clements apartment. The rental payments have been divided into 40 percent for the office rental and 60 percent of the rent to Mr. Clements personally. Mr. Clements during the year has maintained an office in the apartment and conducts business meetings there as well.

                                TABLE OF CONTENTS


Independent Auditor's Report

FINANCIAL STATEMENTS                              PAGE

Balance Sheet                                     1
Statement of Income                               3
Statement of Retained Earnings                    4
Statement of Cash Flows                           5
Notes to Financial Statements                     6

                            Joan R. Staley, CPA, P.A.
                               2920 S.W. Mapp Road
                            Palm City, Florida 34990
                                 (561) 221-1273

                           INDPENDENT AUDITORS' REPORT


To the Board of Directors
Clements Citrus Sales of Florida, Inc.
Stuart, Florida

We have audited the accompanying balance sheet of Clements Citrus Sales of Florida, Inc., as of December 31, 1999, and the related statements of income, retained earnings, and cash flows for the year ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audi provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, inall material respects, the financial positions of Clements Citrus Sales of Florida, Inc., as of December 31, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the company has experienced a loss for the year ended December 31, 1999. The Company's financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Joan Stanley CPA PA
------------------------------
Feburary 7, 2000

                     Clements Citrus Sales of Florida, Inc.

                                  BALANCE SHEET
                                DECEMBER 31, 1999


ASSETS

Current assets
    Cash and Equivalents                               $     775
         Due From Golden Phoenix                              36
         Loan Receivable-Shareholder                      52,295
         Interest Receivable-Shareholder                   8,629
         Inventory Frozen Concentrate                     30,718
         Display Items                                     8,899
                                                          -------

                     Total Current Assets                                  $ 101,352

    Fixed Assets

          Computer Equipment                               6,989
          Furniture & Fixtures                             5,668
          Less accumulated depreciation                   (3,822)
                                                         --------

                      Total Fixed Assets                                       8,835

    Other Assets

          Marketing Materials                            19,080
          Deposits Utilities                                760

                      Total Other Assets                 19,840
                                                         -------

TOTAL ASSETS                                                               $ 130,027
                                                                           ===========


                 See accompanying notes to financial statements.

                     Clements Citrus Sales of Florida, Inc.

                                  BALANCE SHEET
                                DECEMBER 31, 1999

LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
          Account Payable                              $  172,146
          Payroll Taxes Payable                             2,997
          Accrued Interest Payable                        138,395
          Loan Payable-Rizzuti                            468,138
          Loan Payable-Loeffelbein                        143,667
          Loan Payable-Sellian                            585,000
          Loan Payable-Samartine                           79,592
          Loan Payable-Ludlum                              75,000
                                                        -----------

                      Total Current Liabilities                            $  1,664,935

Stockholders' Equity

          Common Stock , $1 par value,
             1000 shares authorized and 100 issued           100
          Paid in capital in excess of par value         854,159
          Retained Earnings                           (2,389,167)
                                                      -----------

                      Total Stockholder's Equity                             (1,534,908)
                                                                             -----------

TOTAL LIABILITIES AND STOCKHOLDER'S  EQUITY                                $    130,027
                                                                            ============









                 See accompanying notes to financial statements.

                     Clements Citrus Sales of Florida, Inc.
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999

REVENUE
            Consulting Fee                                            $ 55,000
            State Reimbursement                                         10,000
            Miscellaneous                                                1,530
                                                                      ---------
                        Total Revenue                                   66,530

PURCHASES
            Purchases Fruit                                                538
            Shipping                                                     1,532
            Contract Labor                                                  39
                                                                      ---------
                        Total Purchases                                  2,109
                                                                      ---------
                                Gross Profit Margin                     64,421

GENERAL AND ADMINISTRATIVE EXPENSES
            Bank Charge                                                  6,929
            Consulting Fees                                             19,200
            Depreciation                                                 2,029
            Dues and Subscriptions                                      10,676
            Donation                                                       150
            Interest Expense                                           115,215
            Insurance                                                      755
            Legal & Accounting Fees                                     16,066
            License, Permits & Fees                                        175
            Management Fees                                            250,740
            Market Research & Development                              710,826
            Office                                                       3,666
            Postage & Express Mail                                      10,642
            Printing & Copies                                           10,274
            Salaries-Office                                             17,243
            Rent                                                         7,208
            Tax-Payroll                                                  1,564
            Telephone                                                    7,269
            Travel and Entertainment                                    11,812
            Meals                                                          387
            Utilities                                                      967
                                                                     ----------
                        Total Administrative Expenses                1,203,793
                                                                     ----------

                            Net Loss Before Other Income            (1,139,372)
                                                                     ----------

  OTHER INCOME
      Interest Income                                                    4,445

        Net  Loss                                                $  (1,134,927)
                                                                    ===========


                 See accompanying notes to financial statements.

                     Clements Citrus Sales of Florida, Inc.

                         STATEMENT OF RETAINED EARNINGS

                                DECEMBER 31, 1999











 Balance as of  January  1, 1999             $   (1,254,240)


 Net Loss                                        (1,134,927)


 Balance as of  December 31, 1999           $    (2,389,167)
                                                  ==========













                 See accompanying notes to financial statements.

                     Clements Citrus Sales of Florida, Inc.

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
   Net Loss                                                      $ (1,134,927)
      Adjustments to reconcile net income to net
       Cash provided by operating activities
          (Increase) decrease in:
      Depreciation                                                      2,029
                 Receivable Interest                                   (4,445)
                 Due from Golden Phoenix                                  (36)
      Inventory-Frozen Concentrate                                    (30,718)
                 Display Items                                           (301)
                 Note Receivable                                        7,500
                 Prepaid  Membership Dues                              10,417
                 Marketing Materials                                  (19,080)
                 Deposit Utilities                                       (480)
                      Increase (Decrease ) in:
                 Account Payable                                      172,146
                  Payroll Taxes Payable                                 2,997
                 Accrued Interest payable                              92,527
                                                                      --------

NET CASH USED BY OPERATING ACTIVITIES                                           $ (902,371)

             CASH FLOWS FROM INVESTING ACTIVITIES

     Equipment                                                         (5,490)
                                                                       -------

          NET CASH USED BY INVESTING ACTIVITIES                                     (5,490)

CASH FLOWS FROM FINANCING ACTIVITIES
      Loan Payable-Rizzuti                                            377,273
                 Loan Payable-Loeffelbein                             100,000
                 Loan Payable-Sellian                                 265,000
                 Loan Payable-Samartine                                39,962
                 Loan Payable-Ludlum                                   75,000
                 Additional Paid in Capital                            50,000
                                                                    ----------

          NET CASH PROVIDED BY FINANCING ACTIVITIES                                907,235
                                                                                  ---------

           NET DECREASE IN CASH                                                       (626)

CASH AT BEGINNING OF YEAR                                                            1,401
                                                                                  ---------
           CASH AT END OF YEAR                                                  $      775
                                                                                  =========
                Supplemental information
                         Interest expense      $ 115,215


                 See accompanying notes to financial statements.

                     Clements Citrus Sales of Florida, Inc.

                                December 31, 1999

                          NOTES TO FINANCIAL STATEMENTS

Note 1 -  Summary Of Significant Accounting Policies:


Nature of Operations
The company operates as a Florida corporation with a goal of opening the China markets to Florida citrus industry. It has been working toward this end by committing to pursue the proven protocols of Chinese relations and negotiating to successfully obtain permission to send Florida citrus into China. The company is pursuing these goals by acquiring the help of leading consultants in this field. The company is following the consultants lead in this endeavor.

The company hopes in the future to ship not only fresh fruit but also ship and store concentrate juice to China. The market has the potential to be one of the largest in the world.

Clements Citrus Sales of Florida, Inc., was incorporated in the State of Florida on August 5, 1997. The company on December 31, 1999 became a wholly owned subsidiary of Clements Golden Phoenix, Inc.

Fixed Assets
Fixed assets are carried at cost. Depreciation of equipment is provided using the straight-line method. The rate is based on a useful life ranging from 3 to 10 years. Depreciation taken for the year ended December 31, 1999 is $ 2,029.

Income Taxes
The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore no provision for taxes have been made in these financial statements.

Going Concern
The Company's financial statements are prepared using generally accepted accounting principles applied to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred losses for the year ended December 31, 1999. It has not established revenues sufficient to cover operating costs and to allow it to continue as a going concern. Management plans currently provide for experts to secure a successful acquisition or merger partner so that it will be able to continue as a going concern. In the event such efforts are unsuccessful, contingent plans have been arranged to provide that the current shareholders of the Company have expressed an interest in additional funding if necessary to continue the Company as a going concern.

                     Clements Citrus Sales of Florida, Inc.

                                December 31, 1999

                          NOTES TO FINANCIAL STATEMENTS


Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

CASH
Cash is being held in a checking account except for a petty cash fund. The bank account does not pay interest.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

BASIS OF CONSOLIDATION
The consolidated financial statements include the accounts of Clements Golden Phoenix Enterprise, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation.

INVENTORY-FROZEN CONCENTRATE
The inventory consist of frozen orange juice concentrate that can be shipped to China in refrigerated containers.

NOTE 2 -  LOAN RECEIVABLE SHAREHOLDER

Loan receivable shareholder is made up of funds disbursed to Harry T. Clements for various personal expenditures. The corporation is to be reimbursed for this expenditure.

NOTE 3 - MARKETING MATERIAL

Marketing Materials is made up of items and designs that will be used in marketing the citrus in China.

NOTE 4 - ACCRUED INTEREST PAYABLE

Interest was accrued on the Loans Payable - Rizzuti, Loeffelbein, Sellian, Samartine, and Ludlum for the year of 1999. The interest was calculated at 12% percent per annum and is payable on a semi-annual basis. Payment of interest is to be made when funds are available. The interest may be paid from stock subscription funds.

                     Clements Citrus Sales of Florida, Inc.

                                December 31, 1999

                          NOTES TO FINANCIAL STATEMENTS


NOTE 5 - LOAN PAYABLE-RIZZUTI, LOEFFELBEIN, SELLIAN, SAMARTINE, LUDLUM

The shareholders have loaned the company money for advancement of the development of the Chinese citrus market. The promissory notes are with a stated interest rate of 12% per annum. The principal are due and payable on demand. The interest will be paid when the corporation has income. Shareholder Ludlum subscribed for additional capital and agreed to render individual service for the company in the future for compensation to be agreed upon.

NOTE 6 - LEASING ARRANGEMENTS

The company leased 1,950 square feet of office space June 1, 1999, for one year with a renewal for an additional term of two years. The minimum annual rent is $22,800 plus sales tax. The company is responsible for repair and upkeep of the office. The utilities are additional cost. The building is owned by Edward M. Sellian who is a shareholder of the corporation. The company did not pay rent per the agreement for the first months the office was open. Monthly rental from January 1, 2000, to May 31, 2000, will be $2,200 per month plus sales tax. The renewal in May is expected to be on like terms.

NOTE 7 - SUBSEQUENT EVENTS

On December 31, 1999 Lucid Concepts, Inc. a Florida corporation, and Clements Citrus Sales of Florida, Inc., a Florida corporation, and the individual holders of all the outstanding capital stock of Clements Citrus Sales of Florida, Inc. consummated a reverse acquisition pursuant to a certain Share Exchange Agreement of such date effective January 1, 2000. Pursuant to the Agreement, the Holders tendered to Lucid Concepts, Inc. all issued and outstanding shares of common stock of Clements Citrus Sales of Florida, Inc. In exchange for 3,750,000 Shares of common stock of Lucid Concepts, Inc. The reorganization is being accounted for as a reverse acquisition. Simultaneously with the closing of the Reorganization, the then officer and director of Lucid Concept, Inc. tendered his resignation in accordance with the terms of the Agreement. New Officers were appointed. Lucid Concepts, Inc. also announced approval of the amendment of its articles of Incorporation in order to change the name of the company from Lucid Concepts, Inc. to Clements Golden Phoenix Enterprises, Inc. Prior to the reorganization the company effected a forward split of its common stock at the rate of 3 to 1, for holders of record on December 30, 1999, with distribution effective January 18, 2000. Total issued and outstanding stock of the combined entities following the forward split and after effecting the share exchange agreement is 5,000,000 shares. The new shares will have a par value of $.001. of the shares authorized, 10,000,000 shares of preferred stock with no par value are authorized, of which none are issued.

Clements Citrus Sales of Florida, Inc., as of December 31, 1999 was in litigation concerning a vendor who was to produce brochures for the company. The case was settled out of court after year end. The amount of $10,000 was booked as a payable. The full amount was paid in January, 2000.

(b)         Proforma Financial Statements

            Pursuant to the requirements of Regualtion S-X 210.3-05(b), the following proforma consolidated financial statements of the registrant for the year ended December 31, 1999, assuming the aquisiton of Clements Citrus Sales of Florida, Inc., a Florida corporation, had occurred as of January 1, 1999.


                                TABLE OF CONTENTS



FINANCIAL STATEMENTS                           PAGE

Proforma Balance Sheet                         1
Proforma Statement of Income                   3
Notes to Financial Statements                  4

                    Clements Golden Phoenix Enterprise, Inc.

                             Proforma Balance Sheet
                                  (Unauditied)
                                December 31, 1999


                                             Clement        Lucid               Proforma       Proforma
                                             Citrus Sales   Concepts, Inc.      Adjustments
                                             -------------  --------------      -------------  -----------
CURRENT ASSETS
     Cash and Equivalents                    $      775     $    9,720                         $  10,495
     Due from Golden Phoenix                         36                                               36
     Loan Receivable-                            52,295                                           52,295
     Shareholder
     Interest Receivable-                         8,629                                            8,629
     Shareholder
     Inventory Frozen                            30,718                                           30,718
     Concentrate
     Display Items                                8,899                                            8,899
                                                  -----         ------                           --------
            TOTAL CURRENT                       101,352          9,720                           111,072
            ASSETS

  FIXED ASSETS
     Computer Equipment                           6,989                                            6,989
      Furniture & Fixtures                        5,668                                            5,668
            Less accumulated
            depreciation                         (3,822)                                          (3,822)
                                                -------         ------                           --------

TOTAL FIXED ASSETS                                8,835                                            8,835

  OTHER ASSETS
     Investment in Subsidiary                   -- 0 --        842,409            (842,409)       -- 0 --
     Marketing Materials                         19,080                                           19,080
     Deposits Utilities                             760                         -----------          760
                                              ----------       ------           -----------      --------
                                                 19,840        842,409            (842,409)    $  19,840
               TOTAL OTHER
  ASSETS

  TOTAL ASSETS                               $  130,027     $ 852,129           $ (842,409)    $ 139,747
                                              ==========     ========           ==========     ==========


                 See accompanying notes to financial statements.

                    Clements Golden Phoenix Enterprise, Inc.

                             Proforma Balance Sheet
                                  (Unauditied)
                                December 31, 1999


                                               Clement      Lucid               Proforma       Proforma
                                             Citrus Sales   Concepts, Inc.      Adjustments
                                             -------------  -----------         ------------   ------------
CURRENT LIABILITIES
     Accounts Payable                        $  172,146     $    2,350                         $  174,496
     Payroll Taxes Payable                        2,997                                             2,997
     Accrued Interest Payable                   138,395                                           138,395
     Loan Payable-Rizzuti                       468,138                                           468,138
     Loan Payable-Loeffelbein                   143,667                                           143,667
     Loan Payable-Sellian                       585,000                                           585,000
     Loan Payable-Samartine                      79,592                                            79,592
     Loan Payable-Ludlum                         75,000                                            75,000
                                                 ------         --------                       -----------

            TOTAL CURRENT                     1,664,935          2,350                          1,667,285
                                              ---------         --------                       -----------
            LIABILITIES

STOCKHOLDERS' EQUITY
  Common Stock, $.001 par value,
      50,000,000 shares authorized and
        5,000,000 issued.                           100          5,000                (100)         5,000
  Paid in capital in excess of par value        854,159        856,629            (854,159)       856,629
      Retained Earnings                      (2,389,167)       (11,850)             11,850     (2,389,167)
                                             -----------       --------           --------     -----------
TOTAL STOCKHOLDERS EQUITY                    (1,534,908)       849,779            (842,409)    (1,527,538)
                                             -----------       --------           ---------    -----------

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY   $  130,027     $  852,129          $  (842,409)   $  139,747
                                             ==========     ===========         ============   ============



                 See accompanying notes to financial statements.

                    Clements Golden Phoenix Enterprise, Inc.
                          Proforma Statement of Income
                                   (Unaudited)
                          Year Ended December 31, 1999

                                               Clement      Lucid               Proforma       Proforma
                                             Citrus Sales   Concepts, Inc.      Adjustments
                                             -------------  -----------         ------------   ------------
REVENUE
      Consulting Fee                         $     55,000                                      $   55,000
      State Reimbursement                          10,000                                          10,000
      Miscellaneous                                 1,530                                           1,530
                                                 --------
           Total Revenue                           66,530                                          66,530

PURCHASES
       Purchases Fruit                                538                                             538
       Shipping                                     1,532                                           1,532
       Contract Labor                                  39                                              39
                                                  -------                                          -------
            Total Purchases                         2,109                                           2,109
                                                  -------                                          -------
               Gross Profit Margin                 64,421                                          64,421

GENERAL & ADMIN. EXPENSES
         Bank Charge                                6,929                                           6,929
         Consulting Fees                           19,200                                          19,200
         Depreciation                               2,029                                           2,029
         Dues & Subscriptions                      10,676                                          10,676
         Donation                                     150                                             150
         Interest Expense                         115,215                                         115,215
         Insurance                                    755                                             755
         Legal & Accounting Fees                   16,066        5,000                             21,066
         License, Permits & Fees                      175                                             175
         Management Fees                          250,740                                         250,740
         Market Research & Development            710,826                                         710,826
         Organization Cost                                       1,350                              1,350
         Office                                     3,666                                           3,666
         Postage & Express Mail                    10,642                                          10,642
         Printing & Copies                         10,274                                          10,274
         Salaries-Office                           17,243                                          17,243
         Rent                                       7,208                                           7,208
         Tax-Payroll                                1,564                                           1,564
         Telephone                                  7,269                                           7,269
         Travel & Entertainment                    11,812                                          11,812
          Meals                                       387                                             387
          Utilities                                   967       _______                               967
                                               ----------       -------                          ----------
              Total Administrative Expenses     1,203,793        6,350                           1,210,143
                                               ----------                                        ----------
               Net Loss Before Other Income    (1,139,372)      (6,350)                         (1,145,722)
                                              -----------
     OTHER INCOME
           Interest Income                          4,445        ______                              4,445
                                              -----------                                        ----------
           Net Loss                          $ (1,134,927)  $   (6,350)                         (1,141,277)
                                             =============    =========                          ==========


                 See accompanying notes to financial statements.

                    Clements Golden Phoenix Enterprise, Inc.


               Notes to Proforma Consolidated Financial Statements
                                  (Unauditied)

                                December 31, 1999


Note 1 Proforma Changes in December, 1999, the company entered into a Share Exchange Agreement with Clements Citrus Sales of Florida, Inc., a Florida Corporation. The business combination was closed on December 31, 1999, and is accounted for as a reverse merger and a reorganization of Clements Citrus Sales of Florida, Inc.

In December 1999, the company completed a 3 for 1 share forward split on December, 1999, the Company repurchased 16,440,000 shares for $ 5,480 in cash. On December 31, 1999, the company issued 3,500,000 shares to acquire 100% of the issued and outstanding common stock of Clements Citrus Sales of Florida, Inc. ( a Florida corporation).

Note 2 A) Eliminate investment in subsidiary and subsidiary equity.

                                   SIGNATURES


            Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.
                                  (Registrant)



By:/s/ Henry T. Clements              By: /s/ Joseph Rizzuti
   ----------------------------          ---------------------------------
   Henry T. Clements, President          Joseph Rizzuti, Chief Operating Officer

Dated:
     ----------------

            Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                        Title                 Date
-----------                     --------               ------

/s/ Henry T. Clements                                  February 28,2000
--------------------------                             -----------------
Henry T. Clements                Director

/s/ Joseph Rizzuti                                     February 28,2000
--------------------------                             -----------------
Joseph Rizzuti                   Director

/s/ Bonnie Ludlum                                      February 28,2000
--------------------------                             -----------------
Bonnie Ludlum                    Director

/s/ John Samartine                                     February 28,2000
--------------------------                             -----------------
John Samartine                   Director